Provident Financial Holdings, Inc.

Fourth Quarter of Fiscal 2017

June 30, 2017

Safe Harbor Statement

This presentation contains statements that the Company believes are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to the Company's financial condition, liquidity, results of operations, plans, objectives, future performance or business. You should not place undue reliance on these statements, as they are subject to risks and uncertainties. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors which could cause actual results to differ materially from the results anticipated or implied by our forward-looking statements include, but are not limited to increased competitive pressures; changes in the interest rate environment; secondary market conditions for loans and our ability to sell loans in the secondary market; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; and other factors described in the Company's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission-which are available on our website at www.myprovident.com and on the SEC's website at www.sec.gov. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements whether as a result of new information, future events or otherwise. These risks could cause our actual results for fiscal 2017 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of us and could negatively affect our operating and stock price performance.

Provident Financial Holdings, Inc.	
Nasdaq GS:	PROV
Share Price:	$19.25
52-Week Range:	$17.68 - $20.66
Shares Outstanding:	7,714,052 shares
Market Capitalization:	$148.5 million
P/E (ttm):	30.08x
Diluted EPS (ttm):	$0.64
Annual Dividend & Yield:	$0.52 (2.70%)
As of June 30, 2017	

Franchise Overview


Northern California:
Pleasanton
Livermore and Roseville
San Luis Obispo
Kern
San Bernardino
Santa Barbara
Ventura
Los Angeles
Riverside
Orange
San Diego
Imperial

Regional Banking Services Company Based in the Inland Empire Region of Southern California

- **Largest independent community bank headquartered in Riverside County, California**
- **Expanding customer base and market**
- **Eighth largest deposit market share in Riverside County; largest deposit market share of community banks**
- **Strong mortgage operations**

Provident Bank

Full-Service Offices:

- Blythe
- Canyon Crest, Riverside
- Corona
- Corporate Office, Riverside
- Downtown, Riverside
- Hemet
- La Quinta
- La Sierra, Riverside
- Moreno Valley
- Orangecrest, Riverside
- Rancho Mirage
- Redlands
- Sun City
- Temecula

Provident Bank Mortgage

Wholesale Offices:

- Pleasanton
- Rancho Cucamonga

Retail Offices:

- Atascadero
- Brea
- Carlsbad
- Escondido
- Glendora
- Livermore
- Rancho Cucamonga
- Riverside, Canyon Crest Drive
- Riverside, Indiana Avenue
- Riverside, Riverside Avenue
- Roseville
- Santa Barbara

Financial Performance

Developments

- Net Interest Income increases by 3% (sequential quarter)
- Net Interest Margin expands by 9 basis points (sequential quarter)
- Non-Interest Income increases by 1% (sequential quarter)
- Operating Expenses increase by 7% (sequential quarter) on $1.0 million litigation expense accrual

Net Interest Income



(In Millions)
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$7.9
$8.8
$9.1
$9.1
$8.6
$8.9
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17

Non-Interest Income



(In Millions)
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$1.3
$1.2
$1.3
$1.3
$1.4
$1.1
$7.1
$9.4
$8.0
$6.5
$5.4
$5.8
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Gain on Sale of Loans
Other Fees

Operating Expenses



(In Millions)
$16.0
$15.0
$14.0
$13.0
$12.0
$11.0
$10.0
$14.5
$15.6
$15.6
$14.7
$13.8
$14.7
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17

PROVIDENT
Provident Financial Holdings, Inc.

Financial Performance

Pre-Provision, Pre-Tax Earnings



(In Millions)
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$1.9
$3.8
$2.7
$2.2
$1.7
$1.1
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17

Pre-Tax Income – Operating Segments



(In Millions)
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
-$1.0
$0.5
$2.0
$1.7
$2.7
$1.2
$1.7
$2.9
$(0.3)
$2.4
$(0.6)
$3.0
$(1.5)
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Community Banking
Mortgage Banking

Quarterly Net Income



(In Millions)
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$1.5
$2.6
$1.6
$1.5
$1.1
$1.0
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17

Diluted Earnings Per Share



$0.40
$0.30
$0.20
$0.10
$0.00
$0.18
$0.31
$0.20
$0.18
$0.14
$0.12
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17

Financial Ratios

Net Interest Margin



4.00%
3.00%
2.00%
1.00%
0.00%
2.80%
3.10%
3.08%
3.09%
3.00%
3.09%
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17

Efficiency Ratio



100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
88.67%
80.38%
85.23%
86.71%
89.18%
92.77%
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17

Return on Average Assets



1.00%
0.75%
0.50%
0.25%
0.00%
0.51%
0.87%
0.53%
0.50%
0.39%
0.32%
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17

Return on Average Equity



10.00%
7.50%
5.00%
2.50%
0.00%
4.36%
7.61%
4.79%
4.53%
3.46%
2.95%
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17

Community Banking

Developments

- Loans Held for Investment grow at 11% annualized pace for June 2017 quarter
- Loans Held for Investment yield increases by 9 basis points (as of June 30, 2017)
- Preferred Loans grow at 16% annualized pace for June 2017 quarter
- Single-Family Loans grow for third consecutive quarter
- Higher cost Time Deposit balances continue to decline
- Deposit costs decrease by 5 basis points (as of June 30, 2017)

Loan to Investment Mix



$1,000
$800
$600
$400
$200
$0
(In Millions)
$33
$52
$47
$44
$51
$70
$806
$840
$854
$868
$881
$905
03/31/16
06/30/16
09/30/16
12/31/16
3/31/17
6/30/17
Loans Held for Investment
Investment Securities

Loan Portfolio Mix



$700
$600
$500
$400
$300
$200
$100
$0
(In Millions)
70%
60%
50%
40%
30%
20%
10%
0%
58%
61%
63%
64%
64%
64%
$474
$519
$545
$554
$563
$585
$336
$324
$313
$317
$320
$322
03/31/16
06/30/16
09/30/16
12/31/16
3/31/17
6/30/17
Preferred Loans
Single-Family Loans
% of Preferred Loans to LHFI

Provident Bank Loan Originations and Purchases



(In Millions)
$80
$60
$40
$20
$0
$35
$70
$47
$48
$39
$43
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17

Loans Held for Investment Composition

Loan Category (Dollars In Thousands)	Balance as of 06/30/17	Interest Rate	Balance as of 06/30/16	Interest Rate
Single-Family	$ 322,197	4.01%	$ 324,497	3.66%
Multi-Family	479,959	4.11%	415,627	4.18%
Commercial Real Estate	97,562	4.65%	99,528	4.77%
Construction	16,009	6.07%	14,653	5.45%
Other	-	-	332	5.66%
Commercial Business	576	6.06%	636	6.50%
Consumer	129	13.54%	203	10.89%
Total Loans Held for Investment	$ 916,432	4.17%	$ 855,476	4.08%
Undisbursed Loan Funds	(9,015)		(11,258)	
Advance payments of escrows	61		56	
Deferred Loan Costs, net	5,480		4,418	
Allowance for Loan Losses	(8,039)		(8,670)	
Total Loans Held for Investment, net	$ 904,919		$ 840,022	

Loan Composition as of 06/30/17



Other 0%
Commercial Business 0%
Construction 2%
Consumer 0%
Commercial Real Estate 11%
Single-Family 35%
Multi-Family 52%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Consumer

Community Banking

Deposits and Borrowings



$1,200
$1,000
$800
$600
$400
$200
$0
(In Millions)
$91
$91
$146
$111
$111
$126
$317
$309
$302
$289
$281
$268
$610
$618
$642
$639
$658
$659
03/31/16
06/30/16
09/30/16
12/31/16
03/31/17
06/30/17
Transaction Accounts
Time Deposits
Borrowings

Deposit Composition

Category (Dollars In Thousands)	At 06/30/2017	Rate	At 06/30/2016	Rate
Checking Accounts - Non Interest-Bearing	$ 77,917	- %	$ 71,158	- %
Checking Accounts - Interest-Bearing	259,437	0.11%	237,979	0.11%
Savings Accounts	285,967	0.20%	275,310	0.21%
Money Market Accounts	35,323	0.27%	33,082	0.27%
Time Deposits	267,877	0.98%	308,855	1.01%
Total Deposits	$ 926,521	0.39%	$ 926,384	0.44%
Brokered Deposits included above	$ 1,567	3.88%	$ 1,567	3.88%

Deposit Composition at 06/30/17



8%
28%
29%
4%
31%
Checking Accounts - Non Interest-Bearing
Checking Accounts - Interest-Bearing
Savings Accounts
Money Market Accounts
Time Deposits

Borrowing Maturity Schedule

Category (Dollars In Thousands)	At 06/30/2017	Rate	At 06/30/2016	Rate
Overnight	$ -	-	$ -	-
Three Months or Less	15,000	1.15%	-	-
Over Three to Six Months	11	6.49%	-	-
Over Six to Twelve Months	10,000	3.01%	-	-
Over One to Two Years	10,000	1.53%	10,036	3.02%
Over Two to Three Years	-	-	10,000	1.53%
Over Three to Four Years	20,000	3.85%	-	-
Over Four to Five Years	21,215	2.08%	20,000	3.85%
Over Five Years	50,000	2.36%	51,263	2.55%
Total Borrowings	$ 126,226	2.39%	$ 91,299	2.78%

PROVIDENT
Provident Financial Holdings, Inc.

Asset Quality

Developments

- Non-Performing Assets to Total Assets Ratio decreases to 0.80% at June 30, 2017
- REO activity remains limited
- Allowance for Loan Losses decreases to $8.0 million at June 30, 2017
- Early-Stage Delinquencies very low at $1.0 million

NPA, NPA to Total Assets and ALLL to LHI Ratios



$20,000
$15,000
$10,000
$5,000
$0
(In Thousands)
2.00%
1.50%
1.00%
0.50%
0.00%

	03/31/16	06/30/16	09/30/16	12/31/16	03/31/17	06/30/17
Non-Performing Assets	$15,426	$13,015	$13,509	$13,014	$11,620	$9,610
NPA to Total Assets	1.31%	1.11%	1.09%	1.09%	0.97%	0.80%
ALLL to LHI	1.01%	1.02%	1.01%	0.96%	0.93%	0.88%

Recovery from Allowance for Loan Losses



(In Thousands)
$200
$-
$(200)
$(400)
$(600)
$(800)
$(694)
$(621)
$(150)
$(350)
$(165)
$(377)
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17

Non-Performing Asset Composition 06/30/17



17%
1%
0%
0%
2%
0%
80%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Real Estate Owned

Asset Quality

Allowance for Loan Losses (ALLL)



(In Thousands)
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$8,200
$8,670
$8,725
$8,391
$8,275
$8,039
03/31/16
06/30/16
09/30/16
12/31/16
3/31/17
6/30/17

ALLL Allocation as of 06/30/17



1%
0%
0%
0%
11%
45%
43%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Consumer

Delinquent and Non-Performing Loans

	At June 30, 2017				At June 30, 2016			
	30 - 89 Days		Non-performing		30 - 89 Days		Non-performing	
(Dollars In Thousands)	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance
Mortgage Loans:								
Single-Family	3	$1,035	27	$8,016	4	$1,644	35	$10,258
Multi-Family	-	-	-	-	-	-	2	850
Commercial Real Estate	-	-	1	201	-	-	-	-
Other	-	-	-	-	-	-	-	-
Commercial Business Loans	-	-	1	80	-	-	1	96
Consumer Loans	-	-	-	-	1	-	1	-
Total	3	$ 1,035	29	$ 8,297	5	$1,644	39	$ 11,204

Net Charge-Offs (Recoveries)



(In Thousands)
$200
$-
$(200)
$(400)
$(600)
$(800)
$(1,000)
$(1,200)
$(126)
$(1,091)
$(205)
$(16)
$(49)
$(141)
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17

Asset Quality

Geographic Location

Category	Inland Empire		Southern California (1)		Other California		Other States		Total	
	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage
Single-Family	$102,686	32%	$156,045	49%	$62,249	19%	$1,217	0%	$322,197	100%
Multi-Family	80,861	17%	282,871	59%	113,459	24%	2,768	0%	$479,959	100%
Commercial Real Estate	31,497	32%	42,192	43%	23,873	25%	-	0%	$97,562	100%
Construction	3,760	24%	10,614	66%	1,635	10%	-	0%	$16,009	100%
Total	$218,804	24%	$491,722	54%	$201,216	22%	$3,985	0%	$915,727	100%

(1) Other than Inland Empire.

Geographic Location 06/30/17



0%
24%
22%
54%
Inland Empire
Southern California (1)
Other California
Other States

(1) Other than Inland Empire.

PROVIDENT Provident Financial Holdings, Inc.

Asset Quality

Single-Family (1st) – Loans Held for Investment

	Year of Origination									
	2009 & Prior	2010	2011	2012	2013	2014	2015	2016	YTD 2017	TOTAL
Loan Balance (In Thousands)	$175,283	$118	$968	$3,124	$2,733	$10,529	$15,338	$45,754	$54,612	$308,459
Weighted Avg. LTV (1)	63%	66%	61%	57%	45%	66%	69%	67%	74%	66%
Weighted Avg. Age (In Years)	11.54	6.62	5.92	4.93	3.99	2.87	2.04	0.97	0.44	7.09
Weighted Avg. FICO (2)	730	700	711	741	755	749	740	744	744	736
Number of Loans	578	1	4	15	22	25	22	80	83	830
Geographic Breakdown (%)										
Inland Empire	34%	100%	57%	11%	43%	45%	21%	24%	32%	32%
Southern California (3)	53%	0%	43%	38%	28%	27%	51%	42%	47%	49%
Other California	12%	0%	0%	51%	29%	28%	28%	34%	21%	19%
Other States	1%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

(3) Other than Inland Empire.

Multi-Family – Loans Held for Investment

	Year of Origination									
	2009 & Prior	2010	2011	2012	2013	2014	2015	2016	YTD 2017	TOTAL
Loan Balance (In Thousands)	$24,669	-	$6,827	$21,490	$70,485	$81,348	$85,904	$133,951	$55,285	$479,959
Weighted Avg. LTV (1)	42%	-	53%	52%	54%	54%	54%	49%	54%	52%
Weighted Avg. Debt Coverage Ratio (2)	1.58x	-	1.57x	1.79x	1.68x	1.66x	1.62x	1.66x	1.62x	1.65x
Weighted Avg. Age (In Years)	12.11	-	5.74	4.82	3.91	2.96	1.99	0.99	0.20	2.65
Weighted Avg. FICO (2)	695	-	768	722	764	764	757	756	751	753
Number of Loans	56	-	9	24	95	99	125	153	78	639
Geographic Breakdown (%)										
Inland Empire	32%	-	7%	16%	30%	12%	17%	9%	19%	17%
Southern California (3)	48%	-	78%	50%	49%	54%	64%	65%	65%	59%
Other California	9%	-	15%	34%	21%	34%	19%	26%	16%	23%
Other States	11%	-	0%	0%	0%	0%	0%	0%	0%	1%
	100%	-	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

(3) Other than Inland Empire.

Commercial RE – Loans Held for Investment

	Year of Origination									
	2009 & Prior	2010	2011	2012	2013	2014	2015	2016	YTD 2017	TOTAL (4)(5)
Loan Balance (In Thousands)	$1,506	$ 342	-	$ 12,879	$13,288	$ 22,441	$ 22,180	$ 17,815	$ 7,111	$97,562
Weighted Avg. LTV (1)	27%	54%	-	47%	46%	44%	42%	51%	39%	45%
Weighted Avg. Debt Coverage Ratio (2)	1.87x	1.25x	-	1.89x	1.66x	1.94x	1.79x	1.58x	2.11x	1.80x
Weighted Avg. Age (In Years)	15.48	7.10	-	4.74	3.93	2.90	1.96	1.10	0.25	2.76
Weighted Avg. FICO (2)	729	703	-	752	759	756	755	759	745	755
Number of Loans	7	2	-	11	19	28	28	23	12	130
Geographic Breakdown (%)										
Inland Empire	77%	50%	-	74%	23%	36%	28%	11%	16%	32%
Southern California (3)	23%	50%	-	26%	47%	45%	32%	62%	54%	43%
Other California	0%	0%	-	0%	30%	19%	40%	27%	30%	25%
Other States	0%	0%	-	0%	0%	0%	0%	0%	0%	0%
	100%	100%	-	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

(3) Other than Inland Empire.

(4) Comprised of the following: $41.9 million in Mixed Use; $14.5 million in Retail; $10.4 million in Mobile Home Parks; $10.1 million in Office; $6.0 million in Warehouse; $5.0 million in Medical/Dental Office; $3.7 million in Mini-Storage; $2.6 million in Restaurant/Fast Food; $1.8 million in Light Industrial/Manufacturing; and $1.6 million in Automotive – Non-Gasoline.

(5) Consisting of $91.8 million or 94.1% in investment properties and $5.8 million or 5.9% in owner occupied properties.

Mortgage Banking

Developments

- Loan Origination Volume increases 30% to $436.9 million (sequential quarter)
- Gain on Sale of Loans increases 8% to $5.8 million (sequential quarter)
- Gross Locked Pipeline decreases 24% to $124.8 million (sequential quarter)
- Loan Sale Margin decreases 8 basis points to 150 basis points (sequential quarter)

PBM Loan Originations



(In Millions)
$1,000
$800
$600
$400
$200
$0
$393
$12
$557
$12
$647
$11
$542
$16
$318
$19
$406
$31
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Saleable
Portfolio

PBM Locked Pipeline



$400,000
$300,000
$200,000
$100,000
$0
(In Thousands)
40%
30%
20%
10%
0%
31%
37%
33%
27%
28%
26%

	03/31/16	06/30/16	09/30/16	12/31/16	03/31/17	06/30/17
Gross Locked Pipeline	$226,371	$290,792	$257,964	$128,917	$163,306	$124,799
Net Locked Pipeline (1)	$155,615	$181,780	$173,937	$94,354	$117,993	$92,726
Fall-Out Ratio	31%	37%	33%	27%	28%	26%

(1) Net of management's estimate of commitments to extend credit which may not fund.

PBM Loan Purchase vs. Refinance



100%
80%
60%
40%
20%
0%
Refinance (%)
Purchase (%)

	Q3FY16	Q4FY16	Q1FY17	Q2FY17	Q3FY17	Q4FY17
Refinance	48%	48%	58%	55%	38%	37%
Purchase	52%	52%	42%	45%	62%	63%

Mortgage Banking

Gain on Sale of Loans


(In Thousands)
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$7,145
$9,408
$7,996
$6,478
$5,395
$5,811
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17

Loan Sale Margin


2.00%
1.50%
1.00%
0.50%
0.00%
1.57%
1.61%
1.61%
1.61%
1.25%
1.25%
1.39%
1.39%
1.58%
1.57%
1.50%
1.50%
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Loan Sale Margin
Loan Sale Margin, Excluding Recourse Provision/Recovery

Recourse Provision (Recovery)


(In Thousands)
$150
$100
$50
$0
-$50
-$100
-$150
$119
$3
$0
($30)
($9)
($98)
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17

Recourse Reserve


(In Thousands)
$1,000
$750
$500
$250
$0
$887
$453
$453
$412
$403
$305
03/31/16
06/30/16
09/30/16
12/31/16
3/31/17
6/30/17

Capital Management

Developments

- Bank Capital Ratios remain strong
- 2.70% cash dividend yield (approximately)
- Repurchased approximately 190,000 shares of common stock

Stock Repurchase Plan Activity



(# of Shares)
300,000
250,000
200,000
150,000
100,000
50,000
-
205,750
229,633
60,236
85,800
89,819
189,495
Q3FY2016
Q4FY2016
Q1FY2017
Q2FY2017
Q3FY2017
Q4FY2017

Bank Capital Ratios



25.00%
20.00%
15.00%
10.00%
5.00%
0.00%

	03/31/16	06/30/16	09/30/16	12/31/16	3/31/17	6/30/17
Tier 1 Leverage Ratio	10.06%	10.29%	9.32%	9.50%	9.79%	9.90%
CET1 Ratio	16.63%	16.16%	14.43%	15.43%	16.10%	16.13%
Tier 1 Risk-Based Capital Ratio	16.63%	16.16%	14.43%	15.43%	16.10%	16.13%
Total Risk-Based Capital Ratio	17.82%	17.36%	15.57%	16.58%	17.28%	17.27%

Value Proposition



Stock Price to Tangible Book Value Multiple
2.00x
1.80x
1.60x
1.40x
1.20x
1.00x
0.80x
0.60x
0.40x
0.20x
0.00x

	09/30/15	12/31/15	03/31/16	06/30/16	09/30/16	12/31/16	03/31/17	06/30/17
Price/TBV	1.02x	1.14x	1.03x	1.09x	1.17x	1.21x	1.12x	1.16x